UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 12, 2002

Commission file number 1-13163

YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308

(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky                40213
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (502) 874-8300

Former name or former address, if changed since last report:   N/A

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Sworn Statement of the Chairman and Chief Executive Officer of the Company, dated August 12, 2002, pursuant to Securities and Exchange Commission Order dated June 27, 2002.

99.2	Sworn Statement of Chief Financial Officer of the Company, dated August 12, 2002, pursuant to Securities and Exchange Commission Order dated June 27, 2002.

Item 9. REGULATION FD DISCLOSURE

On August 12, 2002, the Chairman and Chief Executive Officer and the Chief Financial Officer of the Company each furnished to the Securities and Exchange Commission a sworn personal statement as required by order of the Commission dated June 27, 2002 (File No. 4-460). Copies of the sworn statements are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC. (Registrant)

Date: August 13, 2002	/s/ Brent A. Woodford Vice President and Controller (Principal Accounting Officer)

Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, David C. Novak, state and attest that:

(1)

To the best of my knowledge, based upon a review of the covered reports of YUM! Brands, Inc., (formerly known as Tricon Global Restaurants, Inc.) and, except as corrected or supplemented in a subsequent covered report:

•

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of YUM! Brands, Inc.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

•	Annual Report on Form 10-K for the fiscal year ended December 29, 2001 of Tricon Global Restaurants, Inc.;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of YUM! Brands, Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ David C. Novak David C. Novak Chairman and Chief Executive Officer	Subscribed and sworn to before me this 12th day of August, 2002
/s/ Jocelyn Edwards Notary Public
August 12, 2002	My Commission Expires: August 6, 2005

Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, David J. Deno, state and attest that:

(1)

To the best of my knowledge, based upon a review of the covered reports of YUM! Brands, Inc., (formerly known as Tricon Global Restaurants, Inc.) and, except as corrected or supplemented in a subsequent covered report:

•

no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•

no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of YUM! Brands, Inc.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

•	Annual Report on Form 10-K for the fiscal year ended December 29, 2001 of Tricon Global Restaurants, Inc.;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of YUM! Brands, Inc., filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ David J. Deno David J. Deno Chief Financial Officer	Subscribed and sworn to before me this 12th day of August, 2002
/s/ Jocelyn Edwards Notary Public
August 12, 2002	My Commission Expires: August 6, 2005